UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11,500.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 4, 2026, T3 Defense Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to the Stock Purchase Agreement (the “Purchase Agreement”) with KeepZone AI Inc., a Delaware corporation (“KeepZone”), and Nexera Technologies Ltd., an Israeli company (“Seller”), pursuant to which the Company agreed to acquire from Seller all of the issued and outstanding shares of KeepZone. The terms of the acquisition were previously disclosed by the Company on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 27, 2026.

The parties agreed to amend the Purchase Agreement by agreeing to an increased purchase price of $1,539,800. The parties also agreed to raise the beneficial ownership limitation of the shares in the Company held by Seller to 9.9%.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 4, 2026, the Company consummated the acquisition of KeepZone as contemplated by the Purchase Agreement, as amended by the Amendment, by issuing 425,594 shares of common stock of the Company for all the issued and outstanding shares of KeepZone.

The transaction did not constitute the acquisition of a significant amount of assets for purposes of Item 2.01 of Form 8-K, and the Company is not required to file financial statements of KeepZone or pro forma financial information under Item 9.01 of Form 8-K or Rule 3-05 or Article 11 of Regulation S-X.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued Seller 425,594 shares of common stock pursuant an exemption from registration under Section 4(a)(2) and/or Rule 506 of Regulation D, which is promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.59	Amendment to Stock Purchase Agreement, dated November 4, 2026, by and among T3 Defense Inc., KeepZone AI Inc. and Nexera Technologies Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: November 6, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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